Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2020

YEAR TO YEAR COMPARISON	S-2

Balance Sheet Data	S-2
Average Balance Sheet Data	S-2
Income Statement Data	S-3
Selected Data and Ratios	S-4
Credit Quality Data and Ratios	S-5

QUARTERLY COMPARISON	S-6

Balance Sheet Data	S-6
Average Balance Sheet Data	S-6
Income Statement Data	S-7
Selected Data and Ratios	S-8
Credit Quality Data and Ratios	S-9

SEGMENT DATA	S-10

Quarter to Date Income Statement by Segment	S-11
Year to Date Income Statement by Segment	S-12

FOOTNOTES	S-13

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Sep. 30, 2020	Dec. 31, 2019	Sep. 30, 2019
Assets:
Cash and cash equivalents	$342,028	$385,303	$397,072
Investment securities, net of allowance for credit losses (1)	607,556	537,074	638,697
Loans held for sale	56,752	31,468	51,243
Loans held for sale upon branch divestiture	—	—	130,770
Loans	4,994,374	4,433,151	4,664,054
Allowance for credit losses (1)	(59,891)	(43,351)	(46,932)
Loans, net	4,934,483	4,389,800	4,617,122
Federal Home Loan Bank stock, at cost	19,634	30,831	32,242
Premises and equipment, net	40,946	46,196	46,735
Right-of-use assets	43,643	35,206	36,051
Goodwill	16,300	16,300	16,300
Other real estate owned ("OREO")	2,056	113	119
Bank owned life insurance ("BOLI")	67,617	66,433	66,037
Other assets and accrued interest receivable	109,431	81,595	71,259
Total assets	$6,240,446	$5,620,319	$6,103,647

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,876,418	$1,033,379	$1,031,553
Interest-bearing	3,115,911	2,752,629	2,703,199
Deposits held for assumption upon branch divestiture	—	—	142,384
Total deposits	4,992,329	3,786,008	3,877,136

Securities sold under agreements to repurchase and other short-term borrowings	126,172	167,617	167,949
Operating lease liabilities	44,710	36,530	37,391
Federal Home Loan Bank advances	132,500	750,000	1,170,000
Subordinated note	41,240	41,240	41,240
Other liabilities and accrued interest payable	93,133	74,680	65,484
Total liabilities	5,430,084	4,856,075	5,359,200

Stockholders' equity	810,362	764,244	744,447
Total liabilities and stockholders' equity	$6,240,446	$5,620,319	$6,103,647

Average Balance Sheet Data
	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2020	2019	2020	2019
Assets:
Federal funds sold and other interest-earning deposits	$313,281	$302,156	$273,604	$296,474
Investment securities, including FHLB stock	600,943	547,281	575,575	541,739
Loans, including loans held for sale	4,907,106	4,606,139	4,756,507	4,430,518
Total interest-earning assets	5,821,330	5,455,576	5,605,686	5,268,731
Total assets	6,152,043	5,711,636	5,958,513	5,557,116

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits, including those held for assumption	$1,846,552	$1,065,904	$1,598,635	$1,140,355
Interest-bearing deposits, including those held for assumption	2,939,063	2,833,632	2,891,966	2,684,825
Securities sold under agreements to
repurchase and other short-term borrowings	213,010	246,889	199,556	232,949
Federal Reserve Paycheck Protection Program Liquidity Facility	53,338	—	58,683	—
Federal Home Loan Bank advances	126,250	690,457	253,157	638,237
Subordinated note	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	3,372,901	3,812,218	3,444,602	3,597,251
Stockholders' equity	811,351	742,176	795,883	726,019

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2020	2019	2020	2019

Total interest income (2)	$56,038	$68,059	$194,288	$216,356
Total interest expense	3,786	12,573	17,093	34,625
Net interest income	52,252	55,486	177,195	181,731

Provision for expected credit loss expense (1)	1,500	3,153	30,794	24,844

Noninterest income:
Service charges on deposit accounts	3,017	3,749	8,604	10,650
Net refund transfer fees	1,152	317	19,888	21,046
Mortgage banking income	10,775	3,064	23,968	7,019
Interchange fee income	2,911	3,031	8,271	9,045
Program fees	1,487	1,317	5,249	3,428
Increase in cash surrender value of BOLI	400	394	1,184	1,154
Net gains on OREO	(14)	267	(10)	487
Net gain (loss) on branch divestiture	—	(119)	—	(119)
Other	869	791	2,763	2,643
Total noninterest income	20,597	12,811	69,917	55,353

Noninterest expense:
Salaries and employee benefits	26,667	24,822	79,613	75,184
Occupancy and equipment, net	6,780	6,571	20,341	19,627
Communication and transportation	1,147	1,017	3,789	3,249
Marketing and development	919	1,420	2,770	3,800
FDIC insurance expense	345	—	644	743
Bank franchise tax expense	974	935	4,394	4,366
Data processing	3,340	2,344	8,632	6,657
Interchange related expense	1,056	1,138	3,305	3,755
Supplies	326	292	1,317	1,358
Other real estate owned and other repossession expense	6	130	45	324
Legal and professional fees	1,248	1,026	3,510	2,756
Other	2,715	2,716	8,957	9,529
Total noninterest expense	45,523	42,411	137,317	131,348

Income before income tax expense	25,826	22,733	79,001	80,892
Income tax expense	5,437	4,325	16,111	14,961
Net income	$20,389	$18,408	$62,890	$65,931

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios

	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2020	2019	2020	2019
Per Share Data:

Basic weighted average shares outstanding	21,026	21,036	21,031	21,014
Diluted weighted average shares outstanding	21,046	21,137	21,068	21,132

Period-end shares outstanding:
Class A Common Stock	18,715	18,744	18,715	18,744
Class B Common Stock	2,200	2,208	2,200	2,208

Book value per share (3)	$38.75	$35.53	$38.75	$35.53
Tangible book value per share (3)	37.63	34.47	37.63	34.47

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.98	$0.88	$3.02	$3.17
Basic EPS - Class B Common Stock	0.89	0.80	2.75	2.88
Diluted EPS - Class A Common Stock	0.98	0.88	3.02	3.15
Diluted EPS - Class B Common Stock	0.89	0.80	2.74	2.87

Cash dividends declared per Common share:
Class A Common Stock	$0.286	$0.264	$0.858	$0.792
Class B Common Stock	0.260	0.240	0.780	0.720

Performance Ratios:

Return on average assets	1.33%	1.29%	1.41%	1.58%
Return on average equity	10.05	9.92	10.54	12.11
Efficiency ratio (4)	62	62	56	55
Yield on average interest-earning assets (2)	3.85	4.99	4.62	5.48
Cost of average interest-bearing liabilities	0.45	1.32	0.66	1.28
Cost of average deposits (5)	0.24	0.82	0.38	0.76
Net interest spread (2)	3.40	3.67	3.96	4.20
Net interest margin - Total Company (2)	3.59	4.07	4.21	4.60
Net interest margin - Core Bank (6)	3.25	3.56	3.37	3.63

Other Information:

End of period FTEs (7) - Total Company	1,085	1,093	1,085	1,093
End of period FTEs - Core Bank	993	1,013	993	1,013
Number of full-service banking centers	42	45	42	45

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios	As of and for the		As of and for the
	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2020	2019	2020	2019
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$20,910	$20,574	$20,910	$20,574
Loans past due 90-days-or-more and still on accrual	175	175	175	175
Total nonperforming loans	21,085	20,749	21,085	20,749
OREO	2,056	119	2,056	119
Total nonperforming assets	$23,141	$20,868	$23,141	$20,868

Nonperforming Assets - Core Bank (6):
Loans on nonaccrual status	$20,910	$20,574	$20,910	$20,574
Loans past due 90-days-or-more and still on accrual	—	—	—	—
Total nonperforming loans	20,910	20,574	20,910	20,574
OREO	2,056	119	2,056	119
Total nonperforming assets	$22,966	$20,693	$22,966	$20,693

Delinquent loans:
Delinquent loans - Core Bank	$11,069	$13,496	$11,069	$13,496
Delinquent loans - RPG (8)	5,984	6,876	5,984	6,876
Total delinquent loans - Total Company	$17,053	$20,372	$17,053	$20,372

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.42%	0.44%	0.42%	0.44%
Nonperforming assets to total loans (including OREO)	0.46	0.45	0.46	0.45
Nonperforming assets to total assets	0.37	0.34	0.37	0.34
Allowance for credit losses to total loans	1.20	1.01	1.20	1.01
Allowance for credit losses to nonperforming loans	284	226	284	226
Delinquent loans to total loans (9)	0.34	0.44	0.34	0.44
Net charge-offs (recoveries) to average loans (annualized)	(0.27)	0.19	0.58	0.68

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.43%	0.45%	0.43%	0.45%
Nonperforming assets to total loans (including OREO)	0.47	0.45	0.47	0.45
Nonperforming assets to total assets	0.39	0.35	0.39	0.35
Allowance for credit losses to total loans	1.05	0.73	1.05	0.73
Allowance for credit losses to nonperforming loans	245	163	245	163
Delinquent loans to total loans	0.23	0.30	0.23	0.30
Net charge-offs to average loans (annualized)	0.03	0.15	0.01	0.08

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Quarterly Comparison
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Assets:
Cash and cash equivalents	$342,028	$560,195	$316,263	$385,303	$397,072
Investment securities, net of allowance for credit losses (1)	607,556	545,607	608,330	537,074	638,697
Loans held for sale	56,752	52,992	54,904	31,468	51,243
Loans held for sale upon branch divestiture	—	—	—	—	130,770
Loans	4,994,374	5,065,092	4,515,599	4,433,151	4,664,054
Allowance for credit losses (1)	(59,891)	(55,097)	(70,431)	(43,351)	(46,932)
Loans, net	4,934,483	5,009,995	4,445,168	4,389,800	4,617,122
Federal Home Loan Bank stock, at cost	19,634	25,629	38,900	30,831	32,242
Premises and equipment, net	40,946	42,753	44,215	46,196	46,735
Right-of-use assets	43,643	34,450	34,349	35,206	36,051
Goodwill	16,300	16,300	16,300	16,300	16,300
Other real estate owned	2,056	2,194	85	113	119
Bank owned life insurance	67,617	67,217	66,822	66,433	66,037
Other assets and accrued interest receivable	109,431	103,243	96,697	81,595	71,259
Total assets	$6,240,446	$6,460,575	$5,722,033	$5,620,319	$6,103,647

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,876,418	$1,821,400	$1,300,891	$1,033,379	$1,031,553
Interest-bearing	3,115,911	3,196,685	2,770,566	2,752,629	2,703,199
Deposits held for assumption upon branch divestiture	—	—	—	—	142,384
Total deposits	4,992,329	5,018,085	4,071,457	3,786,008	3,877,136

Securities sold under agreements to
repurchase and other short-term borrowings	126,172	177,397	126,080	167,617	167,949
Operating lease liabilities	44,710	35,571	35,537	36,530	37,391
Federal Reserve Paycheck Protection Program Liquidity Facility	—	169,209	—	—	—
Federal Home Loan Bank advances	132,500	137,500	572,500	750,000	1,170,000
Subordinated note	41,240	41,240	41,240	41,240	41,240
Other liabilities and accrued interest payable	93,133	85,954	91,173	74,680	65,484
Total liabilities	5,430,084	5,664,956	4,937,987	4,856,075	5,359,200

Stockholders' equity	810,362	795,619	784,046	764,244	744,447
Total liabilities and stockholders' equity	$6,240,446	$6,460,575	$5,722,033	$5,620,319	$6,103,647

Average Balance Sheet Data
	Quarterly Comparison
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Assets:
Federal funds sold and other interest-earning deposits	$313,281	$299,760	$207,335	$152,286	$302,156
Investment securities, including FHLB stock	600,943	605,776	519,726	632,559	547,281
Loans, including loans held for sale	4,907,106	4,867,622	4,493,137	4,588,538	4,606,139
Total interest-earning assets	5,821,330	5,773,158	5,220,198	5,373,383	5,455,576
Total assets	6,152,043	6,094,421	5,626,946	5,638,498	5,711,636

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits, including those held for assumption	$1,846,552	$1,697,603	$1,249,025	$1,062,010	$1,065,904
Interest-bearing deposits, including those held for assumption	2,939,063	2,880,988	2,855,332	2,966,993	2,833,632
Securities sold under agreements to
repurchase and other short-term borrowings	213,010	176,541	208,969	248,558	246,889
Federal Reserve Paycheck Protection Program Liquidity Facility	53,338	122,769	—	—	—
Federal Home Loan Bank advances	126,250	263,296	371,319	469,130	690,457
Subordinated note	41,240	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	3,372,901	3,484,834	3,476,860	3,725,921	3,812,218
Stockholders' equity	811,351	797,227	778,900	758,740	742,176

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019

Total interest income (2)	$56,038	$57,091	$81,159	$64,527	$68,059
Total interest expense	3,786	4,886	8,421	10,132	12,573
Net interest income	52,252	52,205	72,738	54,395	55,486

Provision for expected credit loss expense (1)	1,500	6,534	22,760	914	3,153

Noninterest income:
Service charges on deposit accounts	3,017	2,451	3,136	3,547	3,749
Net refund transfer fees	1,152	2,913	15,823	112	317
Mortgage banking income	10,775	8,398	4,795	2,480	3,064
Interchange fee income	2,911	2,808	2,552	2,814	3,031
Program fees	1,487	1,138	2,624	1,284	1,317
Increase in cash surrender value of BOLI	400	395	389	397	394
Net gains on OREO	(14)	1	3	53	267
Net gain (loss) on branch divestiture	—	—	—	7,948	(119)
Other	869	647	1,247	1,020	791
Total noninterest income	20,597	18,751	30,569	19,655	12,811

Noninterest expense:
Salaries and employee benefits	26,667	26,324	26,622	23,997	24,822
Occupancy and equipment, net	6,780	6,715	6,846	6,497	6,571
Communication and transportation	1,147	1,353	1,289	1,198	1,017
Marketing and development	919	1,018	833	1,223	1,420
FDIC insurance expense	345	299	—	—	—
Bank franchise tax expense	974	914	2,506	927	935
Data processing	3,340	2,753	2,539	2,532	2,344
Interchange related expense	1,056	1,173	1,076	1,115	1,138
Supplies	326	539	452	335	292
OREO expense	6	21	18	2	130
Legal and professional fees	1,248	1,025	1,237	601	1,026
Other	2,715	2,691	3,551	2,408	2,716
Total noninterest expense	45,523	44,825	46,969	40,835	42,411

Income before income tax expense	25,826	19,597	33,578	32,301	22,733
Income tax expense	5,437	3,793	6,881	6,533	4,325
Net income	$20,389	$15,804	$26,697	$25,768	$18,408

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Per Share Data:

Basic weighted average shares outstanding	21,026	21,004	21,035	21,036	21,036
Diluted weighted average shares outstanding	21,046	21,029	21,094	21,133	21,137

Period-end shares outstanding:
Class A Common Stock	18,715	18,708	18,687	18,737	18,744
Class B Common Stock	2,200	2,200	2,200	2,206	2,208

Book value per share (3)	$38.75	$38.05	$37.54	$36.49	$35.53
Tangible book value per share (3)	37.63	36.93	36.45	35.41	34.47

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.98	$0.77	$1.29	$1.23	$0.88
Basic EPS - Class B Common Stock	0.89	0.69	1.17	1.13	0.80
Diluted EPS - Class A Common Stock	0.98	0.76	1.28	1.23	0.88
Diluted EPS - Class B Common Stock	0.89	0.69	1.16	1.12	0.80

Cash dividends declared per Common share:
Class A Common Stock	$0.286	$0.286	$0.286	$0.264	$0.264
Class B Common Stock	0.260	0.260	0.260	0.240	0.240

Performance Ratios:

Return on average assets	1.33%	1.04%	1.90%	1.83%	1.29%
Return on average equity	10.05	7.93	13.71	13.58	9.92
Efficiency ratio (4)	62	63	45	62	62
Yield on average interest-earning assets (2)	3.85	3.96	6.22	4.80	4.99
Cost of average interest-bearing liabilities	0.45	0.56	0.97	1.09	1.32
Cost of average deposits (5)	0.24	0.32	0.61	0.74	0.82
Net interest spread (2)	3.40	3.40	5.25	3.71	3.67
Net interest margin - Total Company (2)	3.59	3.62	5.57	4.05	4.07
Net interest margin - Core Bank (6)	3.25	3.23	3.65	3.56	3.56

Other Information:

End of period FTEs (7) - Total Company	1,085	1,094	1,077	1,080	1,093
End of period FTEs - Core Bank	993	1,001	994	997	1,013
Number of full-service banking centers	42	42	42	41	45

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$20,910	$19,884	$20,358	$23,332	$20,574
Loans past due 90-days-or-more and still on accrual	175	535	495	157	175
Total nonperforming loans	21,085	20,419	20,853	23,489	20,749
OREO	2,056	2,194	85	113	119
Total nonperforming assets	$23,141	$22,613	$20,938	$23,602	$20,868

Nonperforming Assets - Core Bank (6):
Loans on nonaccrual status	$20,910	$19,884	$20,358	$23,332	$20,574
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—
Total nonperforming loans	20,910	19,884	20,358	23,332	20,574
OREO	2,056	2,194	85	113	119
Total nonperforming assets	$22,966	$22,078	$20,443	$23,445	$20,693

Delinquent Loans:
Delinquent loans - Core Bank	$11,069	$7,861	$11,863	$13,042	$13,496
Delinquent loans - RPG (8) (10)	5,984	6,185	30,764	7,762	6,876
Total delinquent loans - Total Company	$17,053	$14,046	$42,627	$20,804	$20,372

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.42%	0.40%	0.46%	0.53%	0.44%
Nonperforming assets to total loans (including OREO)	0.46	0.45	0.46	0.53	0.45
Nonperforming assets to total assets	0.37	0.35	0.37	0.42	0.34
Allowance for credit losses to total loans	1.20	1.09	1.56	0.98	1.01
Allowance for credit losses to nonperforming loans	284	270	338	185	226
Delinquent loans to total loans (9) (10)	0.34	0.28	0.94	0.47	0.44
Net charge-offs (recoveries) to average loans (annualized)	(0.27)	1.80	0.19	0.39	0.19

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.43%	0.40%	0.46%	0.54%	0.45%
Nonperforming assets to total loans (including OREO)	0.47	0.44	0.47	0.54	0.45
Nonperforming assets to total assets	0.39	0.36	0.38	0.43	0.35
Allowance for credit losses to total loans	1.05	0.92	0.97	0.70	0.73
Allowance for credit losses to nonperforming loans	245	230	210	129	163
Delinquent loans to total loans	0.23	0.16	0.27	0.30	0.30
Net charge-offs (recoveries) to average loans (annualized)	0.03	0.04	(0.03)	0.19	0.15

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of September 30, 2020, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations. MemoryBank®, the Company’s national branchless banking platform is part of the Traditional Banking segment.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits.

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit.

Mortgage Banking	Primarily originates, sells and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing.

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans.

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2019 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)

Segment information for the three and nine months ended September 30, 2020 and 2019 follows:

	Three Months Ended September 30, 2020
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$38,753	$7,345	$300	$46,398	$878	$4,976	$5,854	$52,252

Provision for expected credit loss expense	5,857	(3)	—	5,854	(4,342)	(12)	(4,354)	1,500

Net refund transfer fees	—	—	—	—	1,152	—	1,152	1,152
Mortgage banking income	—	—	10,775	10,775	—	—	—	10,775
Program fees	—	—	—	—	643	844	1,487	1,487
Other noninterest income	7,138	(21)	21	7,138	45	—	45	7,183
Total noninterest income	7,138	(21)	10,796	17,913	1,840	844	2,684	20,597

Total noninterest expense	36,415	1,875	2,832	41,122	3,226	1,175	4,401	45,523

Income before income tax expense	3,619	5,452	8,264	17,335	3,834	4,657	8,491	25,826
Income tax expense	558	1,226	1,736	3,520	843	1,074	1,917	5,437
Net income	$3,061	$4,226	$6,528	$13,815	$2,991	$3,583	$6,574	$20,389

Period-end assets	$4,769,848	$1,026,790	$61,809	$5,858,447	$269,337	$112,662	$381,999	$6,240,446

Net interest margin	3.22%	3.41%	NM	3.25%	NM	NM	NM	3.59%

Net-revenue concentration*	63%	10%	15%	88%	4%	8%	12%	100%

	Three Months Ended September 30, 2019
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$42,879	$4,329	$212	$47,420	$295	$7,771	$8,066	$55,486

Provision for expected credit loss expense	1,555	620	—	2,175	(2,008)	2,986	978	3,153

Net refund transfer fees	—	—	—	—	317	—	317	317
Mortgage banking income	—	—	3,064	3,064	—	—	—	3,064
Program fees	—	—	—	—	122	1,195	1,317	1,317
Net gain (loss) on branch divestiture	(119)	—	—	(119)	—	—	—	(119)
Other noninterest income	8,221	(79)	66	8,208	24	—	24	8,232
Total noninterest income	8,102	(79)	3,130	11,153	463	1,195	1,658	12,811

Total noninterest expense	35,882	886	1,637	38,405	3,047	959	4,006	42,411

Income (loss) before income tax expense	13,544	2,744	1,705	17,993	(281)	5,021	4,740	22,733
Income tax expense (benefit)	2,244	617	358	3,219	(67)	1,173	1,106	4,325
Net income (loss)	$11,300	$2,127	$1,347	$14,774	$(214)	$3,848	$3,634	$18,408

Period-end assets	$4,960,737	$973,716	$40,209	$5,974,662	$24,296	$104,689	$128,985	$6,103,647

Net interest margin	3.76%	2.30%	NM	3.56%	NM	NM	NM	4.07%

Net-revenue concentration*	75%	6%	5%	86%	1%	13%	14%	100%

*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)

	Nine Months Ended September 30, 2020
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$118,409	$17,715	$932	$137,056	$22,484	$17,655	$40,139	$177,195

Provision for expected credit loss expense	14,526	778	—	15,304	15,239	251	15,490	30,794

Net refund transfer fees	—	—	—	—	19,888	—	19,888	19,888
Mortgage banking income	—	—	23,968	23,968	—	—	—	23,968
Program fees	—	—	—	—	1,573	3,676	5,249	5,249
Other noninterest income	20,499	7	53	20,559	253	—	253	20,812
Total noninterest income	20,499	7	24,021	44,527	21,714	3,676	25,390	69,917

Total noninterest expense	109,750	3,489	7,517	120,756	13,589	2,972	16,561	137,317

Income before income tax expense	14,632	13,455	17,436	45,523	15,370	18,108	33,478	79,001
Income tax expense	1,747	3,027	3,662	8,436	3,487	4,188	7,675	16,111
Net income	$12,885	$10,428	$13,774	$37,087	$11,883	$13,920	$25,803	$62,890

Period-end assets	$4,769,848	$1,026,790	$61,809	$5,858,447	$269,337	$112,662	$381,999	$6,240,446

Net interest margin	3.41%	3.07%	NM	3.37%	NM	NM	NM	4.21%

Net-revenue concentration*	56%	7%	10%	73%	18%	9%	27%	100%

	Nine Months Ended September 30, 2019
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$126,103	$11,181	$484	$137,768	$21,443	$22,520	$43,963	$181,731

Provision for expected credit loss expense	3,171	1,262	—	4,433	11,818	8,593	20,411	24,844

Net refund transfer fees	—	—	—	—	21,046	—	21,046	21,046
Mortgage banking income	—	—	7,019	7,019	—	—	—	7,019
Program fees	—	—	—	—	318	3,110	3,428	3,428
Net gain (loss) on branch divestiture	(119)	—	—	(119)	—	—	—	(119)
Other noninterest income	22,970	(56)	162	23,076	244	659	903	23,979
Total noninterest income	22,851	(56)	7,181	29,976	21,608	3,769	25,377	55,353

Total noninterest expense	109,196	2,436	4,311	115,943	13,010	2,395	15,405	131,348

Income before income tax expense	36,587	7,427	3,354	47,368	18,223	15,301	33,524	80,892
Income tax expense	4,753	1,671	704	7,128	4,251	3,582	7,833	14,961
Net income	$31,834	$5,756	$2,650	$40,240	$13,972	$11,719	$25,691	$65,931

Period-end assets	$4,960,737	$973,716	$40,209	$5,974,662	$24,296	$104,689	$128,985	$6,103,647

Net interest margin	3.75%	2.49%	NM	3.63%	NM	NM	NM	4.60%

Net-revenue concentration*	63%	5%	3%	71%	18%	11%	29%	100%

*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2020 (continued)

Footnotes:

(1)
Effective January 1, 2020, the Company adopted Accounting Standards Codification (“ASC”) 326 Financial Instruments – Credit Losses, which replaces the pre-January 1, 2020 “probable-incurred” method for calculating the Company’s Allowance for Credit Losses (“ACL”) with the current expected credit loss (“CECL”) method. CECL is applicable to financial assets measured at amortized cost, including loan and lease receivables and held-to-maturity debt securities. CECL also applies to certain off-balance sheet credit exposures. In addition to CECL, ASC 326 made changes to the accounting for Available-for-Sale (“AFS”) debt securities. One such change is to require credit losses to be presented as an allowance rather than as a write-down on AFS debt securities that the Company does not intend or will likely not be compelled to sell.

W/hen measuring an ACL, CECL primarily differs from the probable-incurred method by: a) incorporating a lower “expected” threshold for loss recognition versus a higher “probable” threshold; b) requiring life-of-loan considerations; and c) requiring reasonable and supportable forecasts. The Company’s CECL method is a “static-pool” method that analyzes historical closed pools of loans over their expected lives to attain a loss rate, which is then adjusted for current conditions and reasonable and supportable forecasts prior to being applied to the current balance of the analyzed pools. Due to its reasonably strong correlation to the Company's historical net loan losses, the Company has chosen to use the national unemployment rate as its primary forecasting tool. During the third quarter of 2020, the Company began incorporating forecasted vacancy rates on commercial real estate into its CECL model.

In accord with the adoption of ASC 326 and CECL, the Company recorded on January 1, 2020 a $6.7 million, or 16%, increase in the ACL for its loans and leases, a $51,000 ACL for its investment debt securities, and an approximate $456,000 ACL for its off-balance sheet exposures. This adoption also reduced the Company’s retained earnings on a tax-effected basis, with no impact on 2020 earnings. The adoption date increase in ACL for the Company’s loans and leases primarily reflects additional ACL for longer duration loan portfolios, such as the Company's residential real estate and consumer loan portfolios. No additional segmentation of the Bank's loan portfolios was deemed necessary upon adoption.

(2)
The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The amount of loan fee income included in total interest income was $7.9 million and $9.1 million for the quarters ended September 30, 2020 and 2019. The amount of loan fee income included in total interest income was $44.1 million and $46.0 million for the nine months ended September 30, 2020 and 2019.

The amount of loan fee income included in total interest income per quarter was as follows: $7.9 million (quarter ended September 30, 2020); $7.8 million (quarter ended June 30, 2020); $28.5 million (quarter ended March 31, 2020); $8.5 million (quarter ended December 31, 2019); and $9.1 million (quarter ended September 30, 2019).

Included in the above totals, fee income recognized on PPP loans totaled $2.1 million for the quarter and $3.8 million for the nine months ended September 30, 2020.

Interest income for Easy Advances (“EAs”) is composed entirely of loan fees. The loan fees disclosed above included EA fees of $19.6 million and $19.1 million for the nine months ended September 30, 2020 and 2019.  EA’s are only offered during the first two months of each year.

(3)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	Quarterly Comparison
(dollars in thousands, except per share data)	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019

Total stockholders' equity - GAAP (a)	$810,362	$795,619	$784,046	$764,244	$744,447
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	6,674	6,711	5,994	5,888	5,483
Less: Core deposit intangible	283	377	423	469	516
Tangible stockholders' equity - Non-GAAP (c)	$787,105	$772,231	$761,329	$741,587	$722,148

Total assets - GAAP (b)	$6,240,446	$6,460,575	$5,722,033	$5,620,319	$6,103,647
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	6,674	6,711	5,994	5,888	5,483
Less: Core deposit intangible	283	377	423	469	516
Tangible assets - Non-GAAP (d)	$6,217,189	$6,437,187	$5,699,316	$5,597,662	$6,081,348

Total stockholders' equity to total assets - GAAP (a/b)	12.99%	12.31%	13.70%	13.60%	12.20%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	12.66%	12.00%	13.36%	13.25%	11.87%

Number of shares outstanding (e)	20,915	20,908	20,887	20,943	20,952

Book value per share - GAAP (a/e)	$38.75	$38.05	$37.54	$36.49	$35.53
Tangible book value per share - Non-GAAP (c/e)	37.63	36.93	36.45	35.41	34.47

(4)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes net gains (losses) on sales, calls, and impairment of investment securities and the Company’s net gain from its November 2019 branch divestiture.

	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
(dollars in thousands)	2020	2019	2020	2019

Net interest income	$52,252	$55,486	$177,195	$181,731
Noninterest income	20,597	12,811	69,917	55,353
Less: Net loss on branch divestiture	—	(119)	—	(119)
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	5	19	5	89
Total adjusted revenue - Non-GAAP (a)	$72,844	$68,397	$247,107	$237,114

Noninterest expense (b)	$45,523	$42,411	$137,317	$131,348

Efficiency Ratio - Non-GAAP (b/a)	62%	62%	56%	55%

	Three Months Ended
(dollars in thousands)	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020*	Dec. 31, 2019	Sep. 30, 2019

Net interest income	$52,252	$52,205	$72,738	$54,395	$55,486
Noninterest income	20,597	18,751	30,569	19,655	12,811
Less: Net gain (loss) on branch divestiture	—	—	—	7,948	(119)
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	5	16	40	(12)	19
Total adjusted revenue - Non-GAAP (a)	$72,844	$70,940	$103,267	$66,114	$68,397

Noninterest expense (b)	$45,523	$44,825	$46,969	$40,835	$42,411

Efficiency Ratio - Non-GAAP (b/a)	62%	63%	45%	62%	62%

*The Company’s efficiency ratio for the first quarter of each year traditionally benefits from seasonal revenues from its TRS segment.

(5)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(6)	“Core Bank” or “Core Banking” operations consist of the Traditional Banking, Warehouse Lending, and Mortgage Banking segments.

(7)	FTEs – Full-time-equivalent employees.

(8)	Republic Processing Group operations consist of the Tax Refund Solutions and Republic Credit Solutions segments.

(9)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due.

(10)
Delinquent loans for the RPG segment included $23 million of EA’s at March 31, 2020. EA’s are only offered during the first two months of each year. EA’s do not have a contractual due date but are eligible for delinquency consideration three weeks after the taxpayer-customer’s tax return is submitted to the applicable tax authority.  All unpaid EA’s are charged-off by the end of the second quarter of each year.

NM – Not meaningful

NA – Not applicable

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628